Report of Independent
 Registered Public Accounting Firm

To the Shareholders and
 Board of Directors of
Federated U.S. Government
 Securities Fund: 2-5 Years:

In planning and performing
our audit of the financial
statements of Federated
 U.S. Government
Securities Fund: 2-5 Years
(the  "Fund") as of and for
 the year ended January 31,
 2010, in
accordance with the
standards of the Public
Company Accounting
 Oversight Board (United
States), we considered
 the Fund's internal
control over financial
 reporting, including controls
over safeguarding
securities, as a basis
 for designing our
auditing procedures for
the purpose of
expressing our opinion
on the financial statements
 and to comply with the
 requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the Fund's
internal control over
financial reporting.
 Accordingly, we express
no such opinion.
The management of the
Fund is responsible for
 establishing and
maintaining effective internal
control over financial
reporting. In fulfilling
this responsibility,
estimates and judgments by
management are required
to assess the expected
benefits and related
 costs of controls. A
company's internal control
 over financial reporting
 is a process designed
 to provide reasonable
assurance regarding the
reliability of financial
 reporting and the
 preparation of financial
statements for external
 purposes in accordance
with generally accepted
accounting principles. A
company's internal control
 over financial reporting
includes those policies
and procedures that (1)
pertain to the maintenance
of records that, in
 reasonable detail,
accurately and fairly
reflect the
transactions and dispositions
 of the assets of the
company; (2) provide
reasonable assurance that
transactions are recorded
as necessary to permit
preparation of financial
 statements in accordance
with generally accepted
accounting principles,
 and that receipts and
 expenditures of the company
are being made only in
 accordance with
 authorizations of
 management and directors
of the
company; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
 use or disposition of
 a company's assets
that could have a material
effect on the financial
 statements.
Because of its inherent
 limitations, internal
 control over financial
 reporting may not prevent or
detect misstatements.
Also, projections of any
 evaluation of effectiveness
to future periods are
subject to the risk that
 controls may become
inadequate because of
 changes in conditions,
 or that
the degree of compliance
with the policies or
 procedures may deteriorate.
A deficiency in internal
 control over financial
 reporting exists when
the design or operation of a
control does not allow
management or employees,
 in the normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a timely
basis. A material weakness is a
deficiency, or a combination
 of deficiencies, in internal
 control over financial
reporting, such that
there is a reasonable possibility
 that a material misstatement
 of the company's annual or
interim
financial statements will
not be prevented or detected
on a timely basis.
Our consideration of the
Fund's internal control over
 financial reporting was for
the limited
purpose described in the first
 paragraph and would not
necessarily disclose all
deficiencies in
internal control that might
 be material weaknesses under
 standards established by
the Public
Company Accounting Oversight
Board (United States).
However, we noted no
 deficiencies in the
Fund's internal control
over financial reporting
and its operation, including
 controls over
safeguarding securities that
 we consider to be a material
 weakness as defined above as
of January
31, 2010.
This report is intended
solely for the information
and use of management and
the Board of
Trustees of the Fund and the
Securities and Exchange
Commission and is not intended
to be and
should not be used by anyone
 other than these specified parties.


Ernst & Young LLP

Boston, Massachusetts
March 26, 2010